Exhibit 10.12.8

*** Certain information has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT NO. 8

to

the Agreement dated 6th September 2017

between

Lonza Sales AG

And

Lonza AG

and

Denali Therapeutics Inc.

With respect to:

Quality Agreement

19Jul22/MM/EP(FA)/B26647

THIS AMENDMENT is made the 8 day of September 2022 to an agreement dated 6 September 2017, as amended (the “Agreement”)

BETWEEN

Lonza Sales AG incorporated and registered in Switzerland whose registered office is at Munchensteinerstrasse 38, CH-4002, Basel, Switzerland
Acting on its behalf as well as for the manufacturing sites operated by the following Affiliates:
Lonza Biologics plc, Slough
Lonza Biologics Inc., Portsmouth

And

Lonza AG incorporated and registered in Switzerland whose registered office is at Munchensteinerstrasse 38, CH-4002, Basel, Switzerland

hereinafter collectively referred to as “Lonza”.

And

Denali Therapeutics Inc. 161 Oyster Point Blvd, South San Francisco, CA 94080, U.S.A. (hereinafter referred to as the ‘Customer’)

Lonza and Customer together referred to as ‘the parties’.

WHEREAS:

A.Lonza and the Customer entered into a Development and Manufacturing Service Agreement dated 06 September 2017 (“Agreement”) pursuant to which Lonza agreed to provide Services to the Customer as so defined in the Agreement; and

B.The Agreement has been previously amended; and

C.The parties now wish to further amend the Agreement to further define the cGMP responsibilities of each party for the manufacture, testing and release of Product in accordance with current good manufacturing practices and general biologics products standards as promulgated under the European Commission Directives 2001/83/EC, as amended, and 2001/20/EC; the European Commission Guidelines of Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 2003/94/EC (Eudralex – Volume 4); the US FDA 21 CFR 210/211/600 and 21 CFR part 11 and 610; The Rules Governing Medicinal Products in the European Union, Volume IV Part I (for Drug Products) and/or Part II (for APIs) and other agency regulations as applicable to API or drug product manufacture on the occasion that Lonza manufactures and tests Product for Customer for further manufacturing use in the preparation of human Drug Products for clinical trial supply or that Lonza manufactures the final drug product for clinical trial supply; and

19Jul22/MM/EP(FA)/B26647

D.The Parties wish that Lonza’s Affiliates, having particular expertise in the activities contained in the Quality Agreement (as defined below), may perform the activities and obligations set forth in the Quality Agreement.

E.The individual Lonza responsibilities set forth herein shall refer to the relevant manufacturing site and/or Affiliate performing such activities and obligations.

NOW THEREFORE it is hereby agreed to amend the terms of the Agreement as follows:

1.With effect from the date of this Amendment, this quality agreement shall be inserted the Agreement as Appendix B (“Quality Agreement”).

2.If there are any conflicts between the Quality Agreement and the Agreement, the provisions of the Agreement shall govern and control; provided, however, that in the event there is a discrepancy between the quality assurance-related terms and conditions in this Quality Agreement and the Agreement, then such terms and conditions in the Quality Agreement shall prevail.

3.Save as expressly provided herein, the terms and conditions of the Agreement shall remain in full force and effect.

19Jul22/MM/EP(FA)/B26647

AS WITNESS the hands of the duly authorised representations of the parties hereto the day and year first above written.

Signed for and on behalf of

Lonza Sales AG

Print Name	Date

Title	Signature

Lonza Sales AG

Print Name	Date

Title	Signature

Lonza AG

Print Name	Date

Title	Signature

Lonza AG

Print Name	Date

Title	Signature

Denali Therapeutics Inc.

Print Name	Date

Title	Signature

Print Name	Date

Title	Signature

19Jul22/MM/EP(FA)/B26647

Quality Management Approvals

Lonza Sales AG Responsible Person

Print Name	Date

Title	Signature

Lonza AG, Visp Quality

Print Name	Date

Title	Signature

Lonza Biologics, Slough Quality

Print Name	Date

Title	Signature

BU Quality Head DP
Lonza BU Quality Head DP Quality

Print Name	Date

Title	Signature

Lonza Basel (DPS) Quality

Print Name	Date

Title	Signature

19Jul22/MM/EP(FA)/B26647

Lonza Stein (DPS) Quality

Print Name	Date

Title	Signature

Lonza BU Quality Head DS

Print Name	Date

Title	Signature

Denali Therapeutics Inc. Quality

Print Name	Date

Title	Signature

Lonza Portsmouth Quality

Print Name	Date

Title	Signature

19Jul22/MM/EP(FA)/B26647

Quality Agreement

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19Jul22/MM/EP(FA)/B26647